UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 18, 2013

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed in the Current Report on Form 8-K filed on November 13, 2013 (the “November 13
Form 8-K”), HealthSouth Corporation (the “Company”) entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) under which it agreed to exchange 257,110 shares of the Company’s outstanding 6.50% Series A Convertible Perpetual Preferred Stock, par value $0.10 per share and liquidation preference $1,000 per share (the “Preferred Stock”), for $320 million in aggregate principal amount of newly issued 2.00% Convertible Senior Subordinated Notes due 2043 (the “Convertible Notes”).
On November 18, 2013, the Company closed these exchange transactions and entered into an Indenture (the “Indenture”) with Wells Fargo Bank, National Association, as trustee, paying agent, conversion agent, and registrar (the “Trustee”), pursuant to which the Convertible Notes were issued.
Following these exchange transactions, 96,245 shares of the Preferred Stock remain outstanding.
The Company issued the Convertible Notes to certain holders of the Preferred Stock, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Company’s common stock, into which the Convertible Notes are convertible, have been reserved for issuance by the Company and will be listed, subject to official notice of issuance, on The New York Stock Exchange.
This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction. The Convertible Notes and the common stock issuable upon the conversion of the Convertible Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
Descriptions of the Convertible Notes, the Indenture, and the Exchange Agreements are set forth in Item 1.01 of the November 13 Form 8-K and are incorporated by reference herein. Such descriptions and the descriptions otherwise herein do not purport to be complete and are qualified in their entirety by reference to the Indenture and the form of the Convertible Note, which are attached hereto as Exhibit 4.1 and incorporated by reference herein, and the form of Exchange Agreement, which was previously filed by the Company as Exhibit 10.1 to the November 13 Form 8-K and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

4.1	Indenture, dated November 18, 2013, by and between HealthSouth Corporation and Wells Fargo, National Association, as trustee.
4.2	Form of 2.00% Convertible Senior Subordinated Notes due 2043 (included in Exhibit 4.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthSouth Corporation

By:	/S/ JOHN P. WHITTINGTON
	Name:	John P. Whittington
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: November 18, 2013